             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):
                       April 1, 1998




                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)



 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)


                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)


    Registrant's telephone number, including area code:
                      (203) 968-3000


             This document consists of 2 pages.

Item 5.   Other Events

Reference is made to Item 3 of Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.
On April 1, 1998, a jury in the United States District
Court for the Southern District of New York entered a verdict in favor of Accuscan, Inc. against Registrant for infringement of a patent which expired in 1993.
The verdict in favor of Accuscan was for $40,000,000.
Registrant believes that the verdict should be set aside and will make appropriate motions to the Court regarding the verdict and will vigorously pursue any appeal required.

------------------------------------------------------------

                        SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.


                                     XEROX CORPORATION

                                     By: MARTIN S. WAGNER
                                         Assistant Secretary

Dated:  April 6, 1998

                           -- 2 --